Exhibit 99.2

     AO 440 (Rev. 5185) Summons in a Civil Action
     - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
     - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                             UNITED STATES DISTRICT COURT
     CENTRAL                                                       CALIFORNIA
     - - - - - - - - - - - - - - - DISTRICT OF- - - - - - - - - - - - - - - -
     CPA DATA SYSTEMS, INC. on its behalf
     and on behalf of all others
     similarly situated                              SUMMONS ON A CIVIL ACTION


               v. CASE NUMBER: 95-7071 WDK (AJWx) COMPUMED, INC,, ROD N. RAYNOVICH,
     DEVERE B. POLLOM, ROBERT G. FUNARI,
     HOWARD MARK, ROBERT STUCKELMAN
     and RUSSELL WALKER

          TO: (Name and Address of Defendant)

     COMPUMED, INC., ROD N. RAYNOVICH, DEVERE B. POLLOM, ROBERT G. FUNARI, HOWARD MARK, ROBERT STUCKELMAN and RUSSELL WALKER, 1230 East Rosecrans, Manhattan Beach, California.


     YOU ARE HEREBY SUMMONED and required to file with the Clerk of this Court and serve upon


     PLAINTIFF'S ATTORNEY (name and address)
          Lionel Z. Glancy #134180 (310) 319-3277
          Law Offices of Lionel Z. Glancy
          1299 Ocean Avenue Suite 323
          Santa Monica California 90401


     an answer to the complaint which is herewith served upon you, within 20 days after service of this summons upon you, exclusive of the day of service. If you fail to do so, Judgment by default will be taken against you for the relief demanded in the complaint.


               FRANK E. GOODROE                                  OCT 19 1995
     - - - - - - - - - - - - - - - - - -               - - - - - - - - - - - - -
     CLERK                                             DATE

               MARIA CORTEZ
     - - - - - - - - - - - - - - - - - -
     BY DEPUTY CLERK

     AO 440 (Rev. 5/85) Summons in a Civil Action
     -------------------------------------------------------------------------
                                  RETURN OF SERVICE
     -------------------------------------------------------------------------
     Service of the Summons and
     Complaint was made by me (1)           DATE
     -------------------------------------------------------------------------
     NAME OF SERVER                         TITLE
     -------------------------------------------------------------------------
     Check one box below to indicate appropriate method of service
     -------------------------------------------------------------------------

          [ ] Served personally upon the defendant.  Place where served: _ _ _
              _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __

          [ ] Left copies thereof at the defendant's dwelling house or usual place of abode with a person of suitable age and discretion then residing therein.
              Name of person with whom the summons and complaint were left: __

          [ ] Returned unexecuted:  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __
              _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __
              _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __
          [ ] Other (specify): _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
              _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __
              _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __

     -------------------------------------------------------------------------
                              STATEMENT OF SERVICE FEES
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     TRAVEL              SERVICES                           TOTAL
     -------------------------------------------------------------------------
                                DECLARATION OF SERVER
     -------------------------------------------------------------------------

               I declare under penalty of perjury under the laws of the United States of America that the foregoing information contained in the Return of Service and Statement of Service Fees is true and correct.


          Executed on _ _ _ _ _ _ _ _ _      _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                            Date             Signature of Server


                                             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                             Address of Server



     --------------------------------------------------------------------------
     1) As to who may serve a summons see Rule 4 of the Federal Rules of Civil Procedure.

     LIONEL Z. GLANCY  #134180
     LAW OFFICES OF LIONEL Z. GLANCY
     1299 Ocean Avenue
     Suite 323
     Santa Monica, California  90401
     (310) 319-3277

     JOSEPH J. TABACCO
     BERMAN, DEVALERIO, PEASE
       & TABACCO
     235 Montgomery Street, Suite 2510
     San Francisco, CA 94104
     (415) 433-3200

     STANLEY M. GROSSMAN
     D. BRIAN HUFFORD
     POMERANTZ HAUDEK BLOCK
       & GROSSMAN
     100 Park Avenue
     New York, NY 10017

     DAVID JAROSLAWICZ
     JAROSLAWICZ & JAROS
     150 Williams Street
     New York, NY 10038
     (212) 227-2780

     Attorneys for Class Plaintiffs


                             UNITED STATES DISTRICT COURT

                        FOR THE CENTRAL DISTRICT OF CALIFORNIA



     CPA DATA SYSTEMS, INC., on its          )    Case No.
     behalf and on behalf of all others      )
     similarly situated,                     )    SECURITIES FRAUD CLASS
                                             )    ACTION COMPLAINT
                                             )
          Plaintiff,                         )
                                             )
          v.                                 )    Jury Trial Demanded
                                             )    - - - - - - - - - -
     COMPUMED, INC., ROD N. RAYNOVICH,       )
     DEVERE B. POLLOM, ROBERT G. FUNARI,     )
     HOWARD MARK, ROBERT STUCKELMAN and      )
     RUSSELL WALKER,                         )
                                             )
          Defendants.                        )
                                             )
     - - - - - - - - - - - - - - - - - - - - )


          Plaintiff, individually and on behalf of all other persons similarly situated, by its undersigned attorneys, for its complaint, alleges upon personal knowledge as to itself and its own acts, and upon information and belief as to all other matters, based upon, inter alia, the investigation
                                                 ----- ----

     made by and through its attorneys, which investigation included, among other things, a review of the public documents, analyst reports and news releases of CompuMed Inc. ("CompuMed" or the "Company"):

                                   NATURE OF ACTION
                                  - - - - - - - - -

               1.   Plaintiff brings this action as a class action on behalf of itself and all other persons who purchased CompuMed stock on the open market during the Class Period, as defined below, to recover damages caused by defendants' violations of the federal securities laws with regards to the preparation and dissemination to the investing public of false and misleading information.

               2.   The materially false and misleading statements, which are

     described in detail below, concerned an agreement entered into between

     CompuMed and Merck & Co. for the marketing of a key technology of the

     Company, called the OsteoGram.  These false and misleading statements were contained in public statements and press releases issued by CompuMed which caused the market price of the Company's securities to be artificially inflated.
                                JURISDICTION AND VENUE
                                - - - - - - - - - - - -

               3.   The claims alleged herein arise under Sections 10(b), 20 and

     20A of the Securities Exchange Act of 1934 (the "Exchange Act"), 15 U.S.C.

     ss. 78j(b), 78t and 78t-1, and Rule  10b-5, 17 C.F.R. ss. 240.10b-5

     promulgated thereunder.

               4.   The jurisdiction of this Court is based on Section 27 of the

     Exchange Act, 15 U.S.C. ss. 78aa and 28 U.S.C. ss. 1331 (federal question jurisdiction).

               5.   Many of the acts alleged herein, including the

     dissemination to the investing public of the misleading statements at issue, occurred in substantial part in this District.

               6.   In connection with the acts, transactions and conduct

     alleged herein, defendants used the means and instrumentalities of interstate commerce, including the United States mails, interstate telephone communications and the facilities of national securities exchanges and markets.

                                     THE PARTIES
                                     - - - - - -

               7.   Plaintiff CPA Data Systems, Inc. purchased 1,000 shares of

     CompuMed common stock on October 13, 1995 at the artificially inflated price of $17-1/2 per share.

               8.   Defendant CompuMed develops the use of computer technology for assisting in the treatment and diagnosis of medical problems.  It is based in Manhattan Beach, California.

               9.   Defendant Rod N. Raynovich is the President and Chief

     Executive Officer of CompuMed.

               10.  Defendant Devere B. Pollom is a Vice President of CompuMed.

     From September 8, 1995 through September 12, 1995, Pollom sold 5,000 shares of CompuMed common stock at artificially inflated prices while in the possession of material non-public information concerning the terms of the

     Company's agreement with Merck.  This sale represented a substantial portion of his holdings.

               11.  Defendant Howard Mark is a Director of CompuMed.  On

     September 25, 1995, Mark sold 22,800 shares of CompuMed common stock at artificially inflated prices while in the possession of material non-public information concerning the terms of the Company's agreement with Merck.

     This sale represented a substantial portion of his holdings.

               12.  Defendant Robert G. Funari is a Director of CompuMed.  On

     September 28, 1995, Funari sold 19,542 shares of CompuMed common stock while in the possession of material non-public information concerning the terms of the Company's agreement with Merck.  This sale represented his entire holdings in Company stock.

               13.  Defendant Robert Stuckelman is a Director of CompuMed.  From

     September 21, 1995 through September 29, 1995, Stuckelman sold 90,000 shares of CompuMed common stock while in the possession of material non-public information concerning the terms of the Company's agreement with

     Merck.  This sale represented a substantial portion of his holdings.

               14.  Defendant Russell Walker is a Director of CompuMed.  On

     September 28, 1995, Walker sold 918 shares of CompuMed common stock while in the possession of material non-public information concerning the terms of the Company's agreement with Merck.  This sale represented his entire holdings in Company stock.  Defendants Raynovich, Pollom, Funari, Mark,

     Stuckelman and Walker are referred to herein collectively as the

     "Individual Defendants."

               15.  Throughout the Class Period, the CompuMed acted through the

     Individual Defendants, whom it portrayed and represented to the financial press and the public as its valid representative.  The wilfulness, motive,

     knowledge and recklessness of the Individual Defendants are therefore imputed to CompuMed, which is primarily liable for the securities law violations of the Individual Defendants while acting in their official capacities as Corporate representatives.

               16.  Throughout the Class Period the Individual Defendants were portrayed and represented by themselves and CompuMed as being the true and valid representatives of the Company.  In making the alleged misrepresentations and omissions, the Individual Defendants thereby acted within the scope of the actual or apparent authority of CompuMed.  As such,

     the Company is liable for the acts of the Individual Defendants under the doctrine of respondeat superior.
                 - - - - - - - - - -

               17.  The Individual Defendants, as officers and directors of the

     Company, are controlling persons of CompuMed within the meaning of Section

     20 of the Exchange Act.  By reason of their positions with the Company,

     they were able to and did, directly or indirectly, in whole or in material part, control the content of public statements issued by or on behalf of the Company.  They participated in and approved the issuance of such statements at or about the time of their issuance.  By reason of their positions with the Company, the Individual Defendants had access to internal Company documents, reports and other information, including information concerning the details of the agreement between CompuMed and

     Merck, and attended management and/or board of directors meetings.  As a result of the foregoing, they were responsible for the truthfulness and accuracy of the Company's public reports and releases described herein.

               18.  The Company and the Individual Defendants, as officers and directors of a publicly-held company, had a duty to promptly disseminate truthful and accurate information with respect to the Company and to promptly correct any public statements issued by or on behalf of the

     Company which had become false or misleading.

               19.  The Individual Defendants who sold shares of common stock during the Class Period had a duty not to make such sales while in the possession of material, non-public information, including the terms and conditions of the CompuMed/Merck agreement.  By selling such shares while in the possession of such material, non-public information, the Individual

     Defendants thereby violated the federal securities laws.

               20.  Each of the defendants knew or recklessly disregarded that the misleading statements and omissions complained of herein would adversely affect the integrity of the market for the Company's stock and would cause the price of the Company's common stock to become artificially inflated.  Each of the defendants acted knowingly or in such a reckless manner as to constitute a fraud and deceit upon plaintiff and the other members of the Class.

               21.  Defendants are liable, jointly and severally, as direct participants in or co-conspirators of the wrongs complained of herein.

                                  CLASS ALLEGATIONS
                                  - - - - - - - - -

               22.  Plaintiff brings this action as a class action  pursuant to

     Federal Rules of Civil Procedure 23(a) and (b)(3) on behalf of a class consisting of all persons who purchased the Company's common stock during the period from August 31, 1995 through October 17, 1995, inclusive (the

     "Class Period"), and who suffered damages thereby (the "Class").  Excluded from the Class are the defendants, members of the Individual Defendants'

     families, any entity in which any defendant has a controlling interest or is a parent or subsidiary of or is controlled by the Company, and the officers, directors, employees, affiliates, legal representatives, heirs,

     predecessors, successors and assigns of any of the defendants.

               23.  The members of the Class are located in geographically diverse areas and are so numerous that joinder of all members is impracticable.  During the Class Period there were millions of shares of

     CompuMed common stock outstanding.  While the exact number of Class members is unknown to the plaintiff at this time and can only be ascertained through appropriate discovery, the plaintiff believes there are, at a minimum, thousands of members of the Class who traded Company stock during the Class Period.

               24.  Common questions of law and fact exist as to all members of the Class and predominate over any questions affecting solely individual members of the Class.  Among the questions of law and fact common to the

     Class are:

                    a.   Whether defendants engaged in acts or conduct in

     violation of the federal securities laws as alleged herein;

                    b.   Whether defendants participated in and pursued the

     common course of conduct complained of herein;

                    c.   Whether the challenged public statements disseminated

     to the investing public and to the members of the Class omitted or misrepresented material facts about the agreement between CompuMed and

     Merck, or became materially false and misleading during the Class Period;

                    d.   Whether defendants had a duty to correct such

     statements when they learned they had become false and misleading;

                    e.   Whether defendants acted knowingly or recklessly in

     making materially false and misleading statements or in failing to correct such statements upon learning that they were materially false and misleading;
                    f.   Whether the market prices of the Company's securities

     during the Class Period were artificially inflated because of the defendants' conduct complained of herein; and

                    g.   Whether the members of the Class have sustained damages

     and, if so, what is the proper measure of damages.

               25.  The plaintiff's claims are typical of the claims of the members of the Class as plaintiff and members of the Class sustained damages arising out of defendants' wrongful conduct in violation of federal law as complained of herein.

               26.  The plaintiff will fairly and adequately protect the

     interests of the members of the Class and has retained counsel competent and experienced in class and securities litigation.  The plaintiff has no interests antagonistic to or in conflict with those of the Class.

               27.  A class action is superior to other available methods for the fair and efficient adjudication of this controversy since joinder of all members of the Class is impracticable.  Furthermore, because the damages suffered by individual Class members may be relatively small, the expense and burden of individual litigation make it impossible for the

     Class members individually to redress the wrongs done to them.  There will be no difficulty in the management of this action as a class action.

               28.  Plaintiff will rely, in part, upon the presumption of reliance established by the fraud-on-the-market doctrine in that:

               (a)  defendants made public misrepresentations or failed to disclose material facts during the Class Period;

               (b)  the omissions and misrepresentations were material;

               (c)  the securities of the Company traded in an efficient market;

               (d)  the misrepresentations and omissions alleged would tend to induce a reasonable investor to misjudge the value of the Company's securities; and

               (e)  plaintiff and the members of the Class purchased their

     Company stock between the time the defendants failed to disclose or misrepresented material facts and the time the true facts were disclosed,

     without knowledge of the omitted or misrepresented facts.

               29.  Based upon the foregoing, plaintiff and the members of the

     Class are entitled to a presumption of reliance upon the integrity of the market.

                               SUBSTANTIVE ALLEGATIONS
                               - - - - - - - - - - - -
     BACKGROUND
     - - - - - -

               30.  CompuMed designs methods by which computer

     technology can be used to assist in the treatment and diagnosis of medical problems.  One of its most important potential

     products is the OsteoGram, which assists in the diagnosis of osteoporosis by measuring bone mass with standard x-ray equipment through the use of radiographic absorptiometry ("RA") technology.

               31.  In a June 13, 1995 press release, CompuMed emphasized the significance of the OsteoGram to the Company's future and highlighted its ongoing effort to locate a strategic partner for the successful development of the product:

               "The company is . . . well positioned in the emerging field of osteoporosis diagnostics, which is expected to grow rapidly with the arrival of promising new drugs to treat osteoporosis," said Raynovich. "CompuMed is pursuing its key objective for this year in seeking a strategic partner for its OsteoGram low-cost, easy-to-use bone density test. The OsteoGram is accessible to all potential patients because it uses computer analysis of simple hand X-rays performed in a physician's office."

               32.  On June 27, 1995, CompuMed reported that it was involved in negotiations with another company to license its OsteoGram bone density test.  Although it did not disclose who the potential partner was or when an agreement might be reached, the announcement nevertheless had a substantial positive impact on the Company's stock price, which rose as much as 1-1/8 to 6-3/16 on trading of more than 503,000 shares, or more than three times its three-month daily trading average of 141,000 shares.

               33.  Forbes magazine subsequently reported on August 1, 1995 that

     Merck might emerge as CompuMed's marketing partner, as Merck's new osteoporosis drug, Fosamax, was believed to be benefitted substantially by the use of the OsteoGram to identify the underdiagnosed disease of osteoporosis by measuring bone density using computer analysis of standard

     X-rays.

               34.  CompuMed issued another press release on August 11, 1995 in which it reported its results for the third quarter ending June 30, 1995.

     In that release, Raynovich stated: "The company is currently in the final stage of negotiation for licensing of the OsteoGram.  This was previously announced on June 27, 1995."

     THE COMPUMED/MERCK AGREEMENT
     - - - - - - - - - - - - - -

               35.  After much anticipation, CompuMed and Merck finally reached agreement on the licensing of the OsteoGram by the end of August.  In a joint press release dated August 31, 1995, the companies declared:

               Under the agreement, Merck will obtain the worldwide, exclusive rights to the OsteoGram from CompuMed, a Manhattan Beach, Calif., firm. In return, CompuMed will receive a licensing fee and royalties on all OsteoGram tests performed over a period of five years. Specific financial terms of the agreement were not disclosed.

     They then stated that the closing of the agreement was contingent upon the satisfaction of certain conditions by September 22, 1995.

               36.  Raynovich went to state in the release that "RA technology is a safe, valuable, inexpensive option for measuring bone mass,

     particularly for the thousands of physicians who already have standard

     x-ray equipment in their offices."

               37.  On September 27, 1995, CompuMed announced that it had completed its agreement with Merck, stating:

               Under terms of the agreement, Merck will pay
               CompuMed a licensing fee and royalties on all OsteoGram tests performed for the next five years. Merck will also work to develop OsteoGram product improvements.

     Raynovich was listed as the contact person for CompuMed in the press release.

               38.  The statements made in both the August 31, 1995 and the

     September 27, 1995 press releases were materially false and misleading because, while they highlighted that CompuMed would received fees and royalties on all tests performed over a period of five years, they failed to disclose that in the last two years of the contract the amount of fees and royalties which CompuMed could receive would be capped to a level substantially limiting the Company's potential earnings from the agreement.

     CompuMed's statement in the August press release that the specific financial terms of the agreement were not being disclosed did not offset the misleading nature of the information that was disclosed.

     THE REVELATION OF THE FRAUD
     - - - - - - - - - - - - - -

               39.  On October 17, 1995, CompuMed finally disclosed the true details about its agreement with Merck, stating in a press release:

               Under the license agreement for the first-generation OsteoGram, Merck will pay CompuMed royalties for each revenue-producing test using the OsteoGram technology during the years 1996 through 2000. The royalties will escalate from $2 to $4 per test over that period. These royalties have no maximum amount during 1996 through 1998, but they are subject to a maximum in 1999 equal to the lesser of 10 percent of Merck's total collected revenues or $3 million and a maximum in 2000 equal to the lesser of 10 percent of Merck's total collected revenues or $4 million. There are no minimum royalties under the agreement.

               40.  The previously undisclosed cap on royalty payments under the agreement was highly material.  According to the Merck/CompuMed press release issued on August 31, 1995, only a small percentage of the 38 million women on the United States who are over 59 have had tests measuring their bone mass, with analysts stating that less than 5 percent of

     American women over 50 having been tested for osteoporosis.  While this indicates that a huge potential exists if women can be encouraged to take such tests, it also suggests that it may take a period of years before a substantial number of women do begin doing so.  Thus, the cap placed on

     CompuMed's earnings could well exist just when it would have been in a position to benefit the most from the contract.  In addition, by the end of the five year agreement, competitors could well be in a position to take away much of the business from CompuMed.

               41.  The materiality of the news concerning the cap on the royalties which CompuMed could expect to receive is evidenced by the reaction of the market.  By the end of the day on October 17, CompuMed stock had closed down 48 percent, declining by 7-3/4 to 8-1/4 per share on trading of 5.15  million shares, losing all of the gains made since the announcement of the agreement on August 31, 1995.  This represented the

     12th most active stock in U.S. composite trading and the single largest percentage decliner.  As reported that day by Bloomberg, the plummeting stock price reflected investors' "disappointment over the terms of a licensing agreement with Merck & Co. for CompuMed's osteoporosis test."

               42.  On October 18, 1995, the slide continued, with the stock price falling another 19 percent, dropping by 1-9/16 to 6-11/16.  According to Bloomberg's summary of the day's results, this stock price fell on news that Merck & Co. will pay less than expected for its osteoporosis test."

               43.  As demonstrated by the market 's sharp and efficient

     reaction to CompuMed's announcement, the investing public had clearly been misled by the Company.  As reported by Bloomberg on October 17:

               James Broadfoot, a CompuMed investor and chief investment officer at $1.8 billion-asset Ivy Management Inc. in Boca Raton, Florida, said the royalty cap hadn't been expected. Today's stock slide, he said, suggests "everybody is saying the company has misled us and the company has lied to us." Neither CompuMed or Merck had revealed financial arrangements when first announcing the agreement on Aug. 31. Several of CompuMed's directors and a vice president have sold a total of 137, 342 shares since then.


     THE FALSE AND MISLEADING NATURE OF DEFENDANTS' REPRESENTATIONS
     - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

               44.  At the time of both the August 31, 1995 and September 27,

     1995 press releases, defendants clearly knew, but intentionally or recklessly failed to disclose, the material  terms of their agreement with

     Merck, including one of the most critical items -- the cap on CompuMed's royalty earnings for the last two years of the contract.  In making,

     authorizing or acquiescing in the statements contained in the press releases, defendants therefore knew or recklessly disregarded the fact that they were misleading the market, thereby artificially inflating the price of the Company's common stock in violation of the federal securities laws.

     INSIDER SALES
     -------------
               45.  From September 8, 1995 through September 29, 1995 Company insiders sold a total of over 137,000 shares of CompuMed stock while with knowledge of, and access to, material non-public information concerning the terms of the CompuMed/Merck agreement.  In so doing, the Individual

     Defendants who made such sales, including defendants Pollom, Mark, Funari,

     Stuckelman and Walker, made substantial profits by selling their shares at prices which had been artificially inflated as a result of the Company's misrepresentations and omissions.  The plaintiff purchased its shares of

     Company stock contemporaneously with these sales by the Individual

     Defendants.

               46.  The sales by the Individual Defendants alleged herein are not only sufficient facts from which to infer the defendants scienter in making the alleged misrepresentations and omissions identified herein, but they also created a duty on the part of defendants to disclose all material non-public information in their possession at the time of such sales.

                                      COUNT I
                                   -----------
                      (AGAINST ALL DEFENDANTS FOR VIOLATIONS OF
               SECTIONS 10(B) AND RULE 10B-5 AND AGAINST THE INDIVIDUAL
                DEFENDANTS PURSUANT TO SECTION 20 OF THE EXCHANGE ACT)

               47.  Plaintiff repeats and realleges the foregoing paragraphs.

               48.  Throughout the Class Period, defendants caused to be issued or participated in the preparation and issuance of the materially misleading public statements described above and certain of the Individual

     Defendants identified herein sold shares of CompuMed common stock while in the possession of, or  with access to, material non-public information.

               49.  Defendants had actual knowledge of the  misrepresentations and omissions of material facts set forth  herein, or acted with reckless disregard for the truth in that they failed to ascertain and to disclose such facts, even though they were available to them.

               50.  A compelling inference of defendants' knowing and/or

     reckless participation in a fraud arises from the trading by certain of the

     Individual Defendants of Company stock at prices artificially inflated by defendants' misleading statements and by the nature of the omitted facts concerning  the CompuMed/Merck agreement, facts of which it can be inferred that Company officers and directors would have been aware at the time the agreement was entered into.

               51.  As a result of the above described acts, defendants,

     severally and in concert, directly and indirectly, by use of the means and instrumentalities of interstate commerce, violated Section 10(b) of the

     Exchange Act and Rule 10b-5 promulgated thereunder in that they knowingly or recklessly (a) employed devices, schemes and artifices to defraud; (b)

     made untrue statements of material facts or omitted to state material facts necessary in order to make the statements made, in light of the circumstances in which they were made, not misleading; or (c) engaged in acts, practices and a course of business that operated as a fraud or deceit upon plaintiffs and the Class in connection with their purchases of the

     Company's common stock.

               52.  Because of their positions of control and  authority as officers and directors of the Company, the Individual Defendants had power and influence, and exercised the same, over the Company, and were able to and did, directly  or indirectly, control the content of the aforesaid statements relating to the Company.  Therefore, they were controlling persons of the Company within the meaning of Section 20(a) of the Exchange

     Act and are liable thereunder.  Because of their positions with the

     Company, the Individual Defendants had access to adverse non-public information about the financial  condition, operations and future business prospects of the Company as particularized herein and acted to misrepresent and conceal the same.

               53.  With knowledge and/or reckless disregard of the truth, the

     Individual Defendants caused or controlled the issuance of the public statements containing misstatements and omissions of material facts as alleged herein.

               54.  During the Class Period, the Company's common stock was traded in an active and efficient securities market by means of a nationwide electronic trading network which instantly and simultaneously reflects, on thousands of trading screens, computerized market information concerning stock price and trading activity as well as displaying relevant current data concerning the Company supplied by news wire services.  In addition, the Company disseminated the false statements by the wire services and financial press.

               55.  As a result of the deceptive practices and false and

     misleading statements and omission described above, the market price of the

     Company's stock was artificially inflated throughout the Class Period.

               56.  Plaintiff and the Class, relying on the integrity of the market in the Company's stock and/or defendants' misrepresentations,

     purchased Company stock during the Class Period at artificially inflated prices.  Had the plaintiff and the Class known the truth concerning the misrepresented and omitted facts described herein, they would not have purchased the Company's stock at the prices they did, if at all.  At the time of the purchases by plaintiff and the members of the Class, the true value of the Company's stock was substantially less than the prices paid by plaintiff and the Class.  Accordingly, plaintiff and the members of the

     Class have been damaged as a result of the defendants' wrongdoing.


                                       COUNT II
                                      ---------

           (AGAINST DEFENDANTS POLLOM, FUNARI, MARK, STUCKELMAN AND WALKER
                  FOR VIOLATIONS OF SECTION 20A OF THE EXCHANGE ACT)

               57.  Plaintiff repeats and realleges the foregoing paragraphs.

               58.  Defendants Pollom, Funari, Mark, Stuckelman and Walker sold shares of CompuMed during the Class Period while in possession, or with access to, material non-public information.  These sales of CompuMed stock by the Individual Defendants described herein were made contemporaneously with plaintiff's purchase of the Company's common stock.  As such, these defendants are liable to the plaintiff and the Class for violations of

     Section 20A of the Exchange Act.

               WHEREFORE, plaintiff on behalf of itself and the Class pray for judgment as follows:

               1.   Declaring this action to be a proper class action

     maintainable pursuant to Rule 23 of the Federal Rules of Civil Procedure and plaintiff to be a proper class representative;

               2.   Awarding plaintiff and the Class compensatory damages,

     together with appropriate prejudgment interest at the maximum rate allowable by law;

               3.   Awarding plaintiff and the Class their costs and expenses

     for this litigation including reasonable attorneys' fees and other disbursements; and

               4.   Awarding plaintiff and the Class such other and further

     relief as may be just and proper under the circumstances.

     Dated:  October 19, 1995   LAW OFFICES OF LIONEL Z. GLANCY



                                        By  /s/ Lionel Z. Glancy
                                           -------------------------------
                                             Lionel Z. Glancy, Esquire
                                             Attorney for Plaintiffs

                                        1299 Ocean Avenue
                                        Suite 323
                                        Santa Monica, CA  90401
                                        (310) 319-3277

                                        BERMAN, DEVALERIO, PEASE
                                          & TABACCO


                                        By /s/ Joseph J. Tabacco lzg
                                          --------------------------------
                                             Joseph J. Tabacco

                                        235 Montgomery Street
                                        Suite 2510
                                        San Francisco, CA 94104
                                        (415) 433-3200

                                        POMERANTZ HAUDEK BLOCK
                                          & GROSSMAN


                                        By /s/ Stanley M. Grossman lzg
                                           -------------------------------
                                             Stanley M. Grossman, Esq.
                                             D. Brian Hufford, Esq.

                                        100 Park Avenue
                                        New York, NY 10017

                                        JAROSLAWICZ & JAROS
                                        David Jaroslawicz, Esq.

                                        150 Williams Street
                                        New York, NY 10038
                                        (212) 227-2780

                                DEMAND FOR JURY TRIAL
                                ---------------------
               Plaintiffs hereby demand a jury trial pursuant to Federal Rules of Civil Procedure Rule 38 (b) and Local Rule 3.4.10.

     Dated:  October 19, 1995           LAW OFFICES OF LIONEL Z. GLANCY



                                        By /s/ Lionel Z. Glancy
                                           -------------------------------
                                             Lionel Z. Glancy, Esquire
                                             Attorney for Plaintiffs

                                        1299 Ocean Avenue
                                        Suite 323
                                        Santa Monica, CA  90401
                                        (310) 319-3277

                                        BERMAN, DEVALERIO, PEASE
                                        & TABACCO


                                        By /s/ Joseph J. Tabacco lzg
                                           -------------------------------
                                             Joseph J. Tabacco

                                        235 Montgomery Street
                                        Suite 2510
                                        San Francisco, CA 94104
                                        (415) 433-3200

                                        POMERANTZ HAUDEK BLOCK & GROSSMAN


                                        By /s/ Stanley M. Grossman lgz
                                           -------------------------------
                                             Stanley M. Grossman, Esq.
                                             D. Brian Hufford, Esq.

                                        100 Park Avenue
                                        New York, NY 10017

                                        JAROSLAWICZ & JAROS
                                        David Jaroslawicz, Esq.

                                        150 Williams Street
                                        New York, NY 10038
                                        (212) 227-2780